                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K



                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    (Date of Report): Date of earliest event reported: (March 20, 2001) March 6,
                                      2001



                              KEY ENERGY SERVICES, INC.
               (Exact name of registrant as specified in its charter)




        MARYLAND                      1-8038                    04-2648081
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



                           TWO TOWER CENTER, TWENTIETH FLOOR
                            EAST BRUNSWICK, NEW JERSEY 08816
                        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     732/247-4822
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                    (NOT APPLICABLE)
             (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS

    As more fully described in the Press Release attached hereto as Exhibit
99.1 which is incorporated herein by reference (the "Press Release"), on March 2, 2001, the Registrant announced that it was issuing $175.0 million of its 8 3/8% Senior Notes due 2008 in a private placement (the "Offering"). The Offering closed on March 6, 2001. In connection with the Offering, the Registrant entered into certain agreements copies of which are filed as exhibits to this Form 8-K, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (a)         Financial Statements of Businesses Acquired.

                 None.

     (b)         Pro Forma Financial Information.

                 None.

     (c)         Exhibits.

     1.1 - Purchase Agreement dated March 1, 2001 among the Registrant, certain of its subsidiaries, Lehman Brothers, Inc., and Bear Stearns & Co., Inc.

     4.1 - Indenture dated March 6, 2001 between the Registrant and The Chase Manhattan Bank, a New York banking corporation, as Trustee.

     25.1 - Statement of Eligibility of Trustee, The Chase Manhattan Bank, a New York banking corporation, on Form T-1.

     99.1 - Press Release dated March 2, 2001.

     99.2 - Registration Rights Agreement dated March 6, 2001 among the Registrant, certain of its subsidiaries, Lehman Brothers, Inc., and Bear Stearns & Co., Inc.

     99.3 - Eighth Amendment to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2001                       KEY ENERGY SERVICES, INC.



                                              By:  /s/ Francis D. John
                                                 -------------------------------
                                                    Francis D. John, President

                                       EXHIBITS



    1.1 - Purchase Agreement dated March 1, 2001 among the Registrant, certain of its subsidiaries, Lehman Brothers, Inc., and Bear Stearns & Co., Inc.

    4.1 - Indenture dated March 6, 2001 between the Registrant and The Chase Manhattan Bank, a New York banking corporation, as Trustee.

    25.1 - Statement of Eligibility of Trustee, The Chase Manhattan Bank, a New York banking corporation, on Form T-1.

    99.1 - Press Release dated March 2, 2001.

    99.2 - Registration Rights Agreement dated March 6, 2001 among the Registrant, certain of its subsidiaries, Lehman Brothers, Inc., and Bear Stearns & Co., Inc.

    99.3 - Eighth Amendment to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as further amended (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.